SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): February 27, 2004

                          THE SEIBELS BRUCE GROUP, INC.
             (Exact name of registrant as specified in its charter)



       South Carolina                   0-8804                 57-0672136
(State or other jurisdiction    (Commission File Number)      (IRS Employer
  of incorporation)                                       Identification Number)

                                1501 Lady Street
                               (Post Office Box 1)
                         Columbia, South Carolina 29201
               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code: (803) 748-2000


                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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Item 5.        Other Events

      On February 27, 2004, The Seibels Bruce Group, Inc. (the "Company") issued a press release announcing the results of the shareholder vote at the Special Meeting of Shareholders to amend the Company's Articles of Incorporation to effect a 1-for-1,000 reverse stock split of the Company's common stock and pay $3.00 per share to the holders of shares that would be converted to a fraction of one share. A copy of the Company's press release is attached to this Current Report on Form 8-K as Exhibit 99.

Item 7.        Financial Statements and Exhibits

      (c)      Exhibits.

               The following exhibit is filed herewith and made a part hereof.

               Exhibit No.         Description

               99      --          Press Release dated February 27, 2004.




                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 27, 2004


                                  THE SEIBELS BRUCE GROUP, INC.


                                  By:  /s/ Bryan D. Rivers
                                     -----------------------------------------
                                       Bryan D. Rivers
                                       Treasurer and Controller